SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  May 12, 2004

VON HOFFMANN CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

333-90992	43-0633003
(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Camera Avenue St. Louis, Missouri	63126
(Address of Principal Executive Offices)	(Zip Code)

(314) 966-0909

(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Item 9.  Regulation F-D Disclosure.

The information furnished pursuant to Item 12, “Results of Operations and Financial Condition”, is incorporated herein by reference.

Item 12.  Results of Operations and Financial Condition

On May 12, 2004, Von Hoffmann Corporation issued a press release announcing its first quarter results for the quarterly period ended March 31, 2004. A copy of that press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this report, including the exhibit hereto, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, or otherwise subject to the liabilities of that Section. The information in this report, including the exhibit hereto, shall not be incorporated by reference into any filing of the registrant with the SEC, whether made before or after the date hereof, regardless of any general incorporation language in such filings (unless the registrant specifically states that the information or exhibit in this particular report is incorporated by reference).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 12, 2004

VON HOFFMANN CORPORATION

	By:	/s/ Gary Wetzel
Name: Gary Wetzel
		Title:	Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Exhibit
99.1	Press Release dated May 12, 2004.